Exhibit 99.2
Q1 2022 Financial Results: May 13, 2022 Tracy Pagliara President & CEO NYSE American: WLMS Randy Lay EVP & Chief Operating Officer Damien Vassall VP & Chief Financial Officer

2 2 Forward - looking Statement Disclaimer This presentation contains “forward - looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995 .. The forward - looking statements include statements or expectations regarding the Company’s ability to perform in accordance with guidance, build and diversify its backlog and convert backlog to revenue, realize opportunities, including receiving contract awards on outstanding bids and successfully pursuing future opportunities, benefit from potential growth in the Company’s end markets, including from increased infrastructure spending by the U .. S .. federal government, and successfully achieve its growth, strategic and business development initiatives, including decreasing the Company’s outstanding indebtedness, future demand for the Company’s services, and expectations regarding future revenues, cash flow, and other related matters .. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities ; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth - related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future ; exposure to market risks from changes in interest rates ; the Company’s ability to obtain adequate surety bonding and letters of credit ; the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures ; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers ; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including any expansion into new markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions ; the loss of one or more of its significant customers ; its competitive position ; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding ; costs exceeding estimates the Company uses to set fixed - price contracts ; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency ; potential insolvency or financial distress of third parties, including customers and suppliers ; the Company’s contract backlog and related amounts to be recognized as revenue ; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance ; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors, including increases in cost, disruption of supply or shortage of labor, freight, equipment or supplies, including as a result of the COVID - 19 pandemic ; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change ; limitations or modifications to indemnification regulations of the U .. S ..; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures ; the impact of general economic conditions, including inflation, ongoing economic disruption, including the effects of the Ukraine - Russia conflict, and any recession resulting from the COVID - 19 pandemic ; the impact of the COVID - 19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including global supply chain disruptions and the potential for additional COVID - 19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability ; information technology vulnerabilities and cyberattacks on the Company’s networks ; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti - bribery ; the Company’s ability to successfully implement its new enterprise resource planning (ERP) system ; the Company’s participation in multiemployer pension plans ; the impact of any disruptions resulting from the expiration of collective bargaining agreements ; the impact of natural disasters, which may worsen or increase due to the effects of climate change, and other severe catastrophic events (such as the ongoing COVID - 19 pandemic) ; the impact of corporate citizenship and environmental, social and governance matters ; the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards ; volatility of the market price for the Company’s common stock ; the Company’s ability to maintain its stock exchange listing ; the effects of anti - takeover provisions in the Company’s organizational documents and Delaware law ; the impact of future offerings or sales of the Company’s common stock on the market price of such stock ; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations ; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results .. Other important factors that may cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the Company’s filings with the U .. S .. Securities and Exchange Commission, including the section of the Annual Report on Form 10 - K for its 2021 fiscal year titled “Risk Factors .. ” Any forward - looking statement speaks only as of the date of this presentation .. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly .. Non - GAAP Financial Measures This presentation will discuss some non - GAAP financial measures, which the Company believes are useful in evaluating its performance .. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP .. The Company has provided reconciliations of comparable GAAP to non - GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation .. Cautionary Notes Note: Unless otherwise noted, all discussion is based upon continuing operations.

3 Q1 - 2022 Highlights 2022 Q1 revenue of $69.6 million versus $60.9 million in prior - year period, reflecting regular (seasonal) work level Gross margin of 8.2% for first quarter (including Florida overhang) versus 10.0% in 2021 first quarter Operating expenses of $6.5 million for Q1 ($0.7 million litigation expense) versus $6.6 million in the prior - year period Adjusted EBITDA (1) of $0.1 million for quarter versus $0.6 million last year Backlog ▪ Ended quarter with backlog of $257.0 million ▪ $38 million of contract wins ▪ Expect greater award activity going forward (1) Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results.

4 4 FY2022 Outlook ▪ Bid activity picking up as year progresses ▪ Many opportunities tied to 2021 Infrastructure Investment and Jobs Act, including funding for nuclear upkeep ($6B) ▪ Expanding resources to focus on higher growth and margin areas, including energy delivery and water ▪ Florida margin pressure expected to subside in 2H US Nuclear 46% Fuel Storage / Decommissioning 24% Energy Delivery 12% Fossil 4% Industrial / Water / Other 14% $257.0 M Backlog March 31, 2 022

5 5 US Nuclear 50% Canada Nuclear 8% Fuel Storage / Decommissioning 8% Energy Delivery 6% Fossil 11% Industrial / Water / Other 17% Revenue Review End Market Revenue 1Q - 2022 Vogtle 3 & 4 2022 1Q revenue: $15.9 million $60.9 $91.6 $73.4 $79.2 $69.6 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 First Quarter Revenue Bridge $ Millions *Numbers may not sum due to rounding (in millions) $ Change First quarter 2021 revenue $ 60.9 Other U.S. Nuclear 7.1 Water 6.3 Plant Vogtle Units 3 and 4 1.8 Project mix 1.7 Canada (4.2) Decommissioning (4.0) Total change 8.7 First quarter 2022 revenue* $ 69.6

6 Operating Trends Gross Margin of 8.2% in Q1 2022 • Reflects margin pressure • Start up costs associated with expansion into transmission and distribution • Ongoing impact from FL zero - margin projects • Gross profit to continue being negatively impacted by legacy projects but expected to improve as year progresses • Backlog moving into higher - margin areas • Impact of FL business to subside over time $6.1 $9.4 $6.8 $9.2 $5.7 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 9.2% 10.0% $ Millions 8.2% $6.6 $6.6 $4.6 $6.8 $6.5 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Gross Profit Operating Expenses Q1 2022 • Operating expenses of $6.5 million • $0.7 million of litigation expense • Otherwise, lower SG&A year - over - year and sequentially from Q4 • Operating margin negative • Without litigation, would have been zero • Looking for additional ways to streamline overhead 10.2% Operating Expenses 11.6%

7 ▪ Guidance* Fiscal 2022 Guidance (Unchanged) Revenue $305 million to $325 million Gross Margin 10.5% to 11.0% SG&A (1) 8.75% to 9.25% of revenue Adjusted EBITDA (2) (from continuing operations) $10.0 million to $12.5 million Financial Priorities Remain Unchanged… • Diversify backlog • Keep expenses low • Improve working capital • Leverage operating structure • Reduce debt Guidance provided January 28, 2022 1 SGA at 8.25% - 8.75% excluding investments in upgrading systems 2 Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results.

NYSE American: WLMS Adjusted EBITDA Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U .. S .. Securities and Exchange Commission .. Adjusted EBITDA is the sum of the Company’s income (loss) from continuing operations before interest expense, net, and income tax (benefit) expense and unusual gains or charges .. It also excludes non - cash charges such as depreciation and amortization and stock - based compensation .. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and certain non - cash expenses and unusual gains or charges (such as stock - based compensation, severance costs, other professional fees, and foreign currency (gain) loss) which are not always commensurate with the reporting period in which such items are included .. Williams’ credit facilities also contain ratios based on EBITDA .. Adjusted EBITDA should not be considered an alternative to net income or income from continuing operations or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures .. The use of any non - GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non - GAAP measure used by other companies .. Note Regarding Forward - Looking Non - GAAP Financial Measures The Company does not provide a reconciliation of forward - looking non - GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non - GAAP financial measures in future periods .. When planning, forecasting and analyzing future periods, the Company does so primarily on a non - GAAP basis without preparing a GAAP analysis .. ▪ Supplemental Information

9 9 Adjusted EBITDA Reconciliation Three Months Ended March 31, (in thousands) 2022 2021 Loss from continuing operations $ (2,027) $ (1,583) Add back: Interest expense, net 1,219 1,293 Income tax expense 229 185 Depreciation and amortization expense 66 41 Stock - based compensation (31) 715 Severance costs 43 — Other professional fees 714 — Franchise taxes 64 60 Foreign currency gain (135) (90) Adjusted EBITDA - continuing operations $ 142 $ 621

10 10 Revenue Trends ($ in millions) Contract Type Fixed - price 15% Cost - plus 85% $187.0 $188.9 $245.8 $269.1 2017 2018 2019 2020 2021 $304.9 ▪ Diversification strategy expected to yield results ▪ Opportunities abound in water, nuclear and energy delivery ▪ High percentage of cost - plus contracts limits delivery risk

11 11 Adjusted EBITDA Trends (1) Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results. (2) Non - recurring/restructuring operating adjustments for 2020 -- $0.4M; 2019 - $2.9M; and 2018 - $17.6M - $11.7 - $6.0 $9.7 $12.7 $11.5 (2) $12.6 (2) $14.7 (2) 2017 2018 2019 2020 2021 Adjusted EBITDA (1) $14.3 ($ in millions)

12 12 Adjusted EBITDA Reconciliation (in thousands) Income (loss) from continuing operations $ 2,702 $ 1,983 $ 1,022 $ (13,790) $ (30,019) Add back: Interest expense, net 5,001 6,083 6,032 8,990 14,626 Income tax provision (benefit) 793 1,385 333 (4,400) (6,367) Depreciation and amortization expense 190 187 301 857 1,673 Stock-based compensation 3,045 2,503 1,595 1,179 2,716 Severance costs 523 421 1,314 — 1,505 Franchise taxes 264 267 255 74 199 Foreign currency (gain) loss (206) (186) 20 — — ROU Asset Impairment 423 — — — — Consulting expenses — 194 585 — — Loss on extinguishment of debt — 1,455 — — — Settlement expenses — 129 — — — Bank fees — 314 — — — Bank restructuring costs — — 685 — 350 Other non-recurring expenses — — 241 11,900 — Loss on other receivables — — 189 — — Asset disposition costs — — — 815 737 Loss on sale of business and net assets held for sale — — — — (239) Adjusted EBITDA-continuing operations $ 12,735 $ 14,734 $ 12,572 $ 11,474 $ (11,730) Year ended December, 2021 2020 2019 2018 2017